Exhibit 10.3

                                                                  EXECUTION COPY


                         GUARANTY CONFIRMATION AGREEMENT

       AGREEMENT, dated as of June 17, 2008, by and among Rogers KF, Inc., a Delaware corporation, Rogers Specialty Materials Corporation, a Delaware corporation, Rogers Japan Inc., a Delaware corporation, Rogers Southeast Asia, Inc., a Delaware corporation, Rogers Taiwan, Inc., a Delaware corporation, Rogers Korea, Inc., a Delaware corporation, Rogers Technologies Singapore, Inc., a Delaware corporation and Rogers Circuit Materials Incorporated, a Delaware corporation (together, the "Guarantors"), and RBS Citizens, National
Association, a national banking association (the "Lender"), successor in interest to Citizens Bank of Connecticut, a Connecticut stock savings bank.

                                 R E C I T A L S
                                 ---------------

       The Guarantors executed and delivered to Citizens Bank of Connecticut, predecessor in interest to the Lender, a Guaranty dated as of November 13, 2006 (the "Guaranty"), pursuant to which the Guarantors absolutely and unconditionally guaranteed to the Lender the full and prompt payment and performance when due of the "Obligations" of Rogers Corporation (the "Borrower"), Rogers Technologies (Barbados) SRL ("Rogers Barbados"), Rogers (China) Investment Co., Ltd. ("Rogers China"), Rogers N.V. ("Rogers Belgium"), and Rogers Technologies (Suzhou) Co. Ltd. ("Rogers Suzhou") to Citizens Bank of Connecticut, predecessor in interest to the Lender, all as set forth in more detail therein. The Lender, the Borrower, Rogers Barbados, Rogers China, Rogers Belgium, and Rogers Suzhou now desire to enter into a certain Amendment No. 2 to Multicurrency Revolving Credit Agreement dated of even date herewith (the "Amendment").

       Guarantors shall derive substantial benefits, financial and otherwise, from the execution and delivery of the Amendment and any agreements or instruments executed in connection therewith (including without limitation any and all amended and restated revolving credit notes).

       The Lender is only willing to enter into the Amendment if, among other things, Guarantors execute and deliver this Agreement.

       NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the granting of any further credit by the Lender to the Borrower, Guarantors hereby agree as follows:

       1. Each Guarantor hereby represents, warrants, confirms and covenants to the Lender that (i) the Guaranty remains in full force and effect, (ii) the Guaranty remains the legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, (iii) such Guarantor has no claims, counterclaims, defenses or offsets against the Lender, whether relating to the Guaranty or otherwise and (iv) pursuant to the provisions of the Guaranty, the obligations of the Borrower guaranteed by such Guarantor pursuant to the Guaranty include, without limitation, all principal, interest, costs and expenses (including attorneys' fees) under the Note and any and all obligations under any swap or hedging agreements. Pursuant to the applicable terms and provisions of the Guaranty, none of the modifications set forth or to be set forth in the Amendment (or in any other agreement or instrument) shall impair the obligations of Guarantors under the Guaranty.

       2. The execution and delivery of this Agreement (or any other confirmation (past, present or future)) shall not be construed or interpreted to create a custom or course of dealing or performance (or any duty or obligation) pursuant to which the Lender is required to obtain a confirmation or consent from the Guarantors, or to notify the Guarantors, with respect to any modification or other event or circumstance. No such consent or confirmation or notice shall be necessary in connection with any such modification or other event or circumstance in order to keep the obligations of Guarantors under the Guaranty in full force and effect, said obligations being unconditional as set forth therein.

       3. No amendment, waiver or other modification of this Agreement shall be effective against a party hereto unless set forth in writing signed by such party. This Agreement may be executed in counterparts.

       4. This Agreement shall (i) be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and (ii) shall be governed by and construed in accordance with the internal laws of the State of Connecticut.

       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.


                                     ROGERS KF, INC.


                                     By:    /s/ Robert D. Wachob
                                        -----------------------------


                                     ROGERS SPECIALTY MATERIALS
                                     CORPORATION

                                     By:    /s/ Robert D. Wachob
                                        -----------------------------


                                     ROGERS JAPAN INC.


                                     By:    /s/ Robert D. Wachob
                                        -----------------------------

                                     ROGERS SOUTHEAST ASIA, INC.


                                     By:    /s/ Robert D. Wachob
                                        -----------------------------


                                     ROGERS TAIWAN, INC.


                                     By:    /s/ Dennis M. Loughran
                                        -----------------------------


                                     ROGERS KOREA, INC.


                                     By:    /s/ Dennis M. Loughran
                                        -----------------------------


                                     ROGERS TECHNOLOGIES
                                     SINGAPORE, INC.


                                     By:    /s/ Dennis M. Loughran
                                        -----------------------------


                                     ROGERS CIRCUIT MATERIALS
                                     INCORPORATED


                                     By:    /s/ Dennis M. Loughran
                                        -----------------------------



                                     RBS CITIZENS, NATIONAL ASSOCIATION


                                     By:    /s/ Gary W. Burdick
                                        -----------------------------